                                                                   EXHIBIT 10.18

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


         This First Amendment to Loan and Security Agreement (this "Amendment"), dated as of October 31, 1997, is entered into by and among NationsBank of Texas, N.A. ("Lender"), Fluid Containment, Inc., Hoover Containment, Inc., Ershigs, Inc., SEFCO, Inc., GL&V/LaValley Construction, Inc. (to be known as Ershigs Biloxi, Inc.) ("Additional Borrower"), Denali Incorporated, Instrumentation Solutions, Inc., Fluid Containment Property, Inc., Containment Solutions, Inc., and Specialty Solutions, Inc. Fluid Containment, Inc., Hoover Containment, Inc., Ershigs, Inc., and SEFCO, Inc. are each a "Borrower" and, collectively, "Borrowers"; Denali Incorporated, Instrumentation Solutions, Inc., Fluid Containment Property, Inc., Containment Solutions, Inc., Specialty Solutions, Inc., and Borrowers are each an "Obligor" and, collectively, "Obligors".

                                    RECITALS

         A. Borrowers and Lender are parties to that certain Loan and Security Agreement, dated as of October 24, 1997 (the "Loan Agreement").

         B. Lender and Borrowers desire to amend the Loan Agreement as herein set forth, among other things, to add Additional Borrower as a Borrower under the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  Definitions

         Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                        Amendments to the Loan Agreement

         Section 2.01. Amendment of Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Borrowers" in its entirety and substituting the following in lieu thereof:

                 "'Borrowers' means the following (i) FCI, (ii) HCI, (iii) Ershigs, (iv) SEFCO, (v) LaValley, (vi) any other Affiliate of FCI, HCI, Ershigs, SEFCO, or LaValley added as a 'Borrower' to this Agreement at the sole discretion of the Lender and upon the fulfillment of the conditions described in Section 4.4 hereof, and
         (vii) the successors and assigns of the foregoing, and 'Borrower' means any of them."





FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 1

         Section 2.02. Amendment of Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Equipment Term Loan" in its entirety and substituting the following in lieu thereof:

                 "'Equipment Term Loan' means the Equipment Term Loan-Ershigs, the Equipment Term Loan-FCI, the Equipment Term Loan-HCI, the Equipment Term Loan-Sefco, or the Equipment Term Loan-LaValley and 'Equipment Term Loans' means more than one of such loans."

         Section 2.03. Amendment of Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "LaValley" in its entirety and substituting the following in lieu thereof:

                 "'LaValley' means GL&V/LaValley Construction, Inc., a Mississippi corporation, to be known as Ershigs Biloxi, Inc."

         Section 2.04. Amendment of Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Loan" in its entirety and substituting the following in lieu thereof:

                 "'Loan' means any Revolving Credit Loan, any Term Loan, or any Short Term Loan, as well as all such Loans collectively."

         Section 2.05. Amendment of Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Note" in its entirety and substituting the following in lieu thereof:

                 "'Note' means each of the Revolving Credit Notes, the Equipment Term Notes, Real Estate Term Notes, and the Short Term Loan Note and 'Notes' means more than one of such notes."

         Section 2.06. Amendment of Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Real Estate Term Loan" in its entirety and substituting the following in lieu thereof:

                 "'Real Estate Term Loan' means the Real Estate Term Loan-Ershigs, the Real Estate Term Loan-FCI, the Real Estate Term Loan-Sefco, or the Real Estate Term Loan-LaValley and 'Real Estate Term Loans' means more than one of such loans."

         Section 2.07. Amendment of Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions thereto:

                 "'Equipment Term Loan-LaValley' means the loan made to LaValley pursuant to Section 2B.1(h)."





FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 2

                 "'Real Estate Term Loan-LaValley' means the loan made to LaValley pursuant to Section 2B.1(i)."

                 "'Short Term Loan' means loan made to the Borrowers pursuant to Section 2B.1(j)."

                 "'Short Term Loan Note' means the Short Term Loan Note made by Borrowers payable to the order of the Lender evidencing the obligation of Borrowers to pay the aggregate unpaid principal amount of the Short Term Loan made to them by the Lender (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor, whether payable to the Lender or a different lender, whether issued in connection with a Person becoming a lender after the Funding Date or otherwise), in form and substance acceptable to Lender."

         Section 2.08. Amendment of Section 2B.1(h). Section 2B.1(h) of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                 "(h)     Equipment Term Loan-LaValley.  Subject to the terms
         and conditions hereof, the Lender agrees to lend to LaValley in a single advance by October 31, 1997, the amount of $280,000 (the 'Equipment Term Loan- LaValley'). The Equipment Term Loan-LaValley shall be secured by the Collateral and the Real Property and evidenced by an Equipment Term Note payable to the order of the Lender and duly and validly executed and delivered by LaValley. The Equipment Term Loan-LaValley is due and payable and shall be repaid in full by LaValley in consecutive equal installments of principal of $3,333 on successive Installment Payment Dates, provided that the final installment payable on the fifth anniversary of the Funding Date, shall be in the amount of the then unpaid balance of the Equipment Term Loan-LaValley."

         Section 2.09. Amendment of Section 2B.1. Section 2B.1 of the Loan Agreement is hereby amended by adding the following subsections (i) and (j) thereto:

                 "(i)     Real Estate Term Loan-LaValley.  Subject to the terms
         and conditions hereof, the Lender agrees to make a loan to LaValley in a single advance by October 31, 1997, in the amount of $675,000 (the 'Real Estate Term Loan-LaValley'). The Real Estate Term Loan-LaValley shall be secured by the Collateral and the Real Property and evidenced by a Real Estate Term Note payable to the order of the Lender and duly and validly executed and delivered by LaValley. The Real Estate Term Loan-LaValley is due and payable and shall be repaid in full by LaValley in consecutive equal installments of principal of $5,625 on successive Installment Payment Dates, provided that the final installment payable on the fifth anniversary of the Funding Date, shall be in the amount of the then unpaid balance of the Real Estate Term Loan-LaValley.

                 "(j)     Short Term Loan.  Subject to the terms and conditions
         hereof, the Lender agrees to make a loan to Borrowers in a single advance on October 31, 1997, in the amount of $500,000 (the 'Short Term Loan'). The Short Term Loan shall be secured by





FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 3 the Collateral and the Real Property and evidenced by the Short Term Loan Note payable to the order of the Lender and duly and validly executed and delivered by the Borrowers. The Short Term Loan is due and payable and shall be repaid in full by the Borrowers as follows:

                 (i) on or before November 14, 1997, an amount equal to the greater of (A) $200,000.00 or (B) the amount payable to Ershigs pursuant to Section 1(d) of that certain Stock Purchase Agreement, dated as of September, 1997, among GL&V/LaValley Industries, Inc., GL&V/LaValley Construction, Inc., and Ershigs;

                 (ii) equal monthly installments of $50,000.00 each thereafter, the first such installment being due on the first day of December, 1997, and succeeding installments being due on the same date of each successive month thereafter; and

                 (iii) a final installment of all unpaid principal due on April 30, 1998.

         Borrowers will, jointly and severally, pay interest on the unpaid principal amount of the Short Term Loan at a rate per annum equal to the lesser of (A) the Maximum Rate, or (B) the sum of one percent (1.0%) plus the Prime Rate, payable monthly in arrears on each Interest Payment Date and on April 30, 1998. Interest on the Short Term Loan shall be computed on the basis of a year of 360 days and the actual number of days elapsed; provided, however, any calculation of the Maximum Rate shall be computed on the basis of the actual days elapsed in a year of 365 or 366 days, as appropriate, unless the Texas Credit Title permits any applicable interest rate ceiling to be calculated on the basis of a 360-day year and twelve 30-day months. The Lender is hereby authorized to record each repayment of principal of the Short Term Loans in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein."

         Section 2.10. Amendment of Section 10.1(b). Section 10.1(b) of the Loan Agreement is hereby amended by deleting subsection (iv) therefrom and substituting the following in lieu thereof:

                 "(iv)    Permit the Tangible Net Worth of SEFCO at any time:

                                  (A)      from the Funding Date to and
                          including December 31, 1997, to be less than $2,336,000;

                                  (B)      from January 1, 1998, to and
                          including December 31, 1998, to be less than $2,632,000; and

                                  (C)      from and after January 1, 1999, to
                          be less than $2,928,000."





FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 4

         Section 2.11. Amendment of Section 10.1(b). Section 10.1(b) of the Loan Agreement is hereby amended by adding the following subsection (v) thereto:

                 "(v)     Permit the Tangible Net Worth of LaValley at any
                 time:

                                  (A)      from the Funding Date to and
                          including December 31, 1997, to be less than $2,861,000;

                                  (B)      from January 1, 1998, to and
                          including June 30, 1998, to be less than $2,917,000;

                                  (C)      from July 1, 1998, to and including
                          December 31, 1998, to be less than $3,055,000; and

                                  (D)      from and after January 1, 1999, to
                          be less than $3,193,000."

         Section 2.12. Amendment of Section 10.1(d). Section 10.1(d) of the Loan Agreement is hereby amended by adding the following subsection (vi) thereto:

                 "(vi)    Permit LaValley for any fiscal quarter to have net
                 income less than $0 for such fiscal quarter."

         Section 2.13. Amendment of Section 10.14. Section 10.14 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                 "Section 10.14 Minimum Availability. Permit Availability to be less than (i) $1,000,000 in the aggregate from the Funding Date to the earlier of (a) the date the PraxAir Debt is paid in full or (b) the date the Short Term Note is paid in full or (ii) $1,500,000 in the aggregate at any time thereafter."

         Section 2.14. Amendment of Section 12.1(b). Section 12.1(b) of the Loan Agreement is hereby amended by adding the following address thereto:

                 "If to LaValley
                          Ershigs Biloxi, Inc.
                          1360 Post Oak Blvd., Suite 2470
                          Houston, Texas  77056
                          Facsimile No.:  713-627-0937"

         Section 2.15. Amendment of Schedules. Schedule 5.1(a), Schedule 5.1(h), Schedule 5.1(i), Schedule 5.1(o), Schedule 5.1(t), Schedule 5.1(u),
Schedule 5.1(v), and Schedule 5.1(w) to the Loan Agreement are hereby deleted in their entirety and the attached Schedule 5.1(a), Schedule 5.1(h), Schedule 5.1(i), Schedule 5.1(o), Schedule 5.1(t), Schedule 5.1(u), Schedule 5.1(v), and
Schedule 5.1(w), are substituted in lieu thereof, respectively.





FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 5
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         Section 2.16.    Amendment of Schedules.  Schedule 5.1(b), Schedule
5.1(e), Schedule 5.1(f), Schedule 5.1(g), and Schedule 5.1(j), to the Loan Agreement are hereby amended by adding thereto the attached Schedule 5.1(b),
Schedule 5.1(e), Schedule 5.1(f), Schedule 5.1(g), and Schedule 5.1(j), respectively.

         Section 2.17. Amendment of Exhibit E. Exhibit E to the Loan Agreement is hereby amended by adding the following property locations thereto:

         "200 5th Street, Biloxi, Mississippi  39530"

                                  ARTICLE III
                              Conditions Precedent

         Section 3.01. Conditions Precedent. The effectiveness of this Amendment is subject to the condition precedent that Lender shall have received (or waived receipt of) the following, each duly executed and delivered and in form and substance and dated as of a date satisfactory to Lender and its legal counsel, or that the following shall be fulfilled, as the case may be:

                 (a) All conditions set forth in Sections 4.3 and 4.4 of the Loan Agreement shall have been satisfied; and

                 (b)      Lender shall have executed this Amendment.

                                   ARTICLE IV
                 Ratifications, Representations, and Warranties

         Section 4.01. Ratifications by Borrowers. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         Section 4.02. Renewal and Extension of Security Interests, Pledges, and Assignments. Each Obligor hereby renews and affirms the liens and security interests created and granted in the Loan Agreement and all other Loan Documents. Each Obligor agrees that this Amendment shall in no manner affect or impair the liens and security interests securing the Secured Obligations, including, without limitation, all Secured Obligations of Additional Borrower and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by each Obligor to be valid and subsisting.

         Section 4.03. Ratification by Guarantors. Each Obligor executed or otherwise agreed to be bound by an Unconditional Guaranty, dated as of October 24, 1997 (as amended or otherwise





FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 6 modified, the "Guaranty") for the benefit of Lender. Each Obligor hereby (i) ratifies and confirms the terms and conditions of the Guaranty, (ii) agrees that the Guaranty is and shall continue in full force and effect for the benefit of Lender, (iii) agrees that neither this Amendment nor the transactions contemplated hereby shall in any manner affect or impair the Guaranty, and (iv) agrees that "Guaranteed Debt" shall include all Secured Obligations of Additional Borrower.

         Section 4.04. Ratification by Subordinated Lenders. Each Borrower executed or otherwise agreed to be bound by a Subordination Agreement, dated as of October 24, 1997 (as amended or otherwise modified, the "Subordination Agreement") for the benefit of Lender. Each Borrower hereby (i) ratifies and confirms the terms and conditions of the Subordination Agreement, (ii) agrees that the Subordination Agreement is and shall continue to be in full force and effect for the benefit of Lender, (iii) agrees that neither this Amendment nor the transactions contemplated hereby shall in any manner affect or impair the Subordination Agreement, and (iv) agrees that Additional Borrower shall be a "Borrower" under the Subordination Agreement and that any obligations of Additional Borrower to such Borrower shall be Subordinated Debt thereunder.

         Section 4.05.    Ratifications by Additional Borrower.

                 (a) Additional Borrower hereby agrees that it is bound by all of the conditions and requirements of the Loan Agreement as fully as if it had executed the Loan Agreement, as amended hereby, as a "Borrower" on October 24, 1997, and assumes all of the duties and obligations of a Borrower, whether joint, several, or joint and several, under the Loan Agreement.

                 (b) Additional Borrower hereby agrees that (i) it is a "Guarantor" under the Guaranty, a "Subordinated Creditor" under the Subordination Agreement, and a "Contributor" under the Contribution Agreement, (ii) it is bound by all of the agreements, conditions, requirements, and waivers in each of the Guaranty, Subordination Agreement, and Contribution Agreement, and (iii) it absolutely and unconditionally guarantees, with all other Guarantors, jointly and severally, the Guaranteed Debt pursuant to the terms of the Guaranty.

                 (c) To secure the payment, observance and performance of all Secured Obligations, Additional Borrower hereby mortgages, pledges and assigns all of the Collateral to the Lender for itself and as agent for any Affiliate of the Lender and grants to the Lender for itself and as agent for any Affiliate of the Lender a continuing security interest in, and a continuing Lien upon, all of Additional Borrower's right, title and interest in and to the Collateral.

                 (d) As additional security for all of the Secured Obligations, Additional Borrower grants to the Lender for itself and as agent for any Affiliate of the Lender a security interest in, and assigns to the Lender for itself and as agent for any Affiliate of the Lender all of Additional Borrower's right, title and interest in and to, any deposits or





FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 7 other sums at any time credited by or due from the Lender and each Affiliate of the Lender to Additional Borrower, with the same rights therein as if the deposits or other sums were credited by or due from the Lender.

         Section 4.06. Representations and Warranties. Each Borrower and the Additional Borrower represent and warrant to Lender as follows: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each Borrower and the Additional Borrower and will not violate the articles of incorporation or bylaws of any Borrower or the Additional Borrower or any agreement to which any Borrower or the Additional Borrower is a party; (ii) the representations and warranties contained in the Loan Agreement and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof; and (iii) no Default or Event of Default under the Loan Agreement has occurred and is continuing.

                                   ARTICLE V
                                 Miscellaneous

         Section 5.01. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect such representations and warranties or the right of Lender to rely thereon.

         Section 5.02. Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         Section 5.03. Expenses of Lender. Borrowers and Additional Borrower agree, jointly and severally, to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Lender's legal counsel.

         Section 5.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.





FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 8

         SECTION 5.05. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

         Section 5.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Lender may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         Section 5.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 5.08. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         SECTION 5.09. ENTIRE AGREEMENT. THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of the date first written above.

                                        NationsBank of Texas, N.A.


                                        By:   /s/ CATHY SHERRILL
                                            -----------------------------------
                                        Name:     Cathy Sherrill
                                        Title:    Vice President


                                        Fluid Containment, Inc.


                                        By:   /s/ JANICE C. MCCORMICK
                                            -----------------------------------
                                        Name:  Janice C. McCormick
                                        Title: Assistant Secretary





FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 9

                                        Hoover Containment, Inc.


                                        By:   /s/ JANICE C. MCCORMICK
                                            -----------------------------------
                                        Name:     Janice C. McCormick
                                        Title:    Assistant Secretary


                                        Ershigs, Inc.


                                        By:   /s/ R. KEVIN ANDREWS
                                            -----------------------------------
                                        Name:     R. Kevin Andrews
                                        Title:    Treasurer


                                        SEFCO, Inc.


                                        By:   /s/ JANICE C. MCCORMICK
                                            -----------------------------------
                                        Name:     Janice C. McCormick
                                        Title:    Assistant Secretary

                                        GL&V/LaValley Construction, Inc. (to be
                                        known as Ershigs Biloxi,Inc.)


                                        By:   /s/ R. KEVIN ANDREWS
                                            -----------------------------------
                                        Name:     R. Kevin Andrews
                                        Title:    Treasurer


                                        Denali Incorporated


                                        By:   /s/ R. KEVIN ANDREWS
                                            -----------------------------------
                                        Name:     R. Kevin Andrews
                                        Title:    Treasurer





FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 10

                                        Instrumentation Solutions, Inc.


                                        By:   /s/ R. KEVIN ANDREWS
                                            -----------------------------------
                                        Name:     R. Kevin Andrews
                                        Title:    Treasurer


                                        Fluid Containment Property, Inc.


                                        By:   /s/ R. KEVIN ANDREWS
                                            -----------------------------------
                                        Name:     R. Kevin Andrews
                                        Title:    Treasurer


                                        Containment Solutions, Inc.


                                        By:   /s/ R. KEVIN ANDREWS
                                            -----------------------------------
                                        Name:     R. Kevin Andrews
                                        Title:    Treasurer


                                        Specialty Solutions, Inc.


                                        By:   /s/ R. KEVIN ANDREWS
                                            -----------------------------------
                                        Name:     R. Kevin Andrews
                                        Title:    Treasurer





FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 11